UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 17, 2020

Washington Prime Group Inc.

(Exact name of Registrant as specified in its Charter)

Indiana	001-36252	46-4323686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 East Broad Street Columbus, Ohio	43215
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (614) 621-9000

N/A

Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class of Security	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	WPG	New York Stock Exchange
7.5% Series H Cumulative Redeemable Preferred Stock, par value $0.0001 per share	WPGPRH	New York Stock Exchange
6.875% Series I Cumulative Redeemable Preferred Stock, par value $0.0001 per share	WPGPRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the special shareholder meeting of Washington Prime Group Inc. (the “Registrant” or “Company”) held on Thursday, December 17, 2020 (the “Special Meeting”), the Company’s common shareholders approved an amendment to the Company’s Amended and Restated Articles of Incorporation (the “Articles”) as described below and as set forth in the Articles of Amendment to the Amended and Restated Articles of Incorporation of the Company (the “Amendment”) attached hereto as Exhibit 3.1.

The Amendment added the following two new sentences to the end of Section (a) of Article FOURTH to effectuate a one (1) for nine (9) reverse stock split of the Company’s common shares:

“At the close of trading on the filing date hereof with the Indiana Secretary of State, the issued and outstanding shares of Common Stock shall be changed to a lesser number of shares, and each nine shares thereof shall be deemed exchanged for one share of Common Stock without any further action by the holder thereof (the “Reverse Stock Split”). Any fractional share resulting from the Reverse Stock Split shall be rounded up to a whole share of Common Stock.”

The Company has fully restated the Articles to reflect the Amendment. These restated Articles are attached hereto as Exhibit 3.2. The Company filed the Amendment and the restated Articles with the Indiana Secretary of State on December 21, 2020.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Special Meeting was held virtually via webcast. Proxies for the Special Meeting were solicited by the Company pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. The proposal presented at the Special Meeting for consideration by the Company’s common shareholders concerned an amendment to the Articles to effect a reverse stock split of the Company’s outstanding common shares using a one-for-nine conversion ratio. There was no solicitation in opposition to the Company’s voting recommendation for the proposal to amend the Articles that was contained in the Special Meeting proxy statement. The final vote tally on the proposal is set forth below.

		For	Against	Abstain	Broker Non- Votes
1.	To authorize the amendment of the Articles to effect a one (1) for nine (9) reverse stock split of the Company’s common stock.	111,121,086	23,838,303	1,378,075	0

Item 8.01. Other Events.

In connection with the reverse stock split described herein, the Company filed a supplemental listing application with the New York Stock Exchange (“NYSE”) that covers the new common shares of the Company (the “New Shares”) issued in connection with the reverse stock split. The New Shares will trade under the symbol “WPG,” the existing trading symbol for the Company’s common stock on the NYSE, and a new CUSIP number of 93964W 405.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of the Company.
3.2	Amended and Restated Articles of Incorporation of the Registrant.
99.1	Press Release of the Registrant, dated December 18, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Washington Prime Group Inc.
(Registrant)

Date: December 21, 2020	/s/ Robert P. Demchak
Robert P. Demchak
Executive Vice President, General Counsel &
Corporate Secretary

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